SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C.  20549


                   _____________________________________


                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


        Date of Report                                         May 14, 1996
(Date of earliest event reported)


                            HON INDUSTRIES Inc.
          (Exact name of registrant as specified in its charter)

                                   IOWA
              (State or other jurisdiction of incorporation)



         0-2648                                           42-0617510
------------------------                            ----------------------
(Commission File Number)                                (IRS Employer
                                                    Identification Number)



414 East Third Street, P.O. Box 1109, Muscatine, IA       52761-7109
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(Address of principal executive offices)                  (Zip Code)
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS
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     HON INDUSTRIES Inc., (the "Company") has dismissed Ernst & Young LLP, its independent public accountants, effective May 14, 1996.

     In connection with the audits of the two most recent fiscal years, and during the interim period prior to the dismissal, there have been no disagreements with the former accountants on any matter or accounting principle or practice, financial statement disclosure, or auditing scope or procedure.

     The former accountants' report on the financial statements of the Company for each of the past two years was unqualified.

     The Company has engaged Arthur Andersen LLP as its new independent public accountants effective with the dismissal of its former accountants. During the Company's two most recent fiscal years and during the interim period prior to the engagement, there have been no consultations with the newly engaged accountants with regard to either the application of accounting principle as to any specific transaction, either completed or proposed; the type of audit opinion that would be rendered on the Company's financial statements; or any matter of disagreements with the former accountants.

     The Company's Board of Directors approved management's recommendation to change accountants.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
-------   ---------------------------------
     C.   Exhibits:

          16   Former Accountants Letter


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HON INDUSTRIES Inc.
                                        (Registrant)


Date: May 20, 1996                 By:  /s/David C. Stuebe
                                        -----------------------
                                        David C. Stuebe
                                        Vice President and
                                        Chief Financial Officer


                                   By:  /s/ Melvin L. McMains
                                        -----------------------
                                        Melvin L. McMains
                                        Controller and Principal
                                        Accounting Officer


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                               EXHIBIT INDEX

Exhibit
Number                   Description
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16                       Former Accountants Letter
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                                                                 Exhibit 16



                         FORMER ACCOUNTANTS LETTER


May 20, 1996




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Gentlemen:

We have read Item 4 of Form 8-K dated May 14, 1996, of HON INDUSTRIES Inc. and are in agreement with the statements contained in the first three paragraphs therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

Very truly yours,


/s/ Ernst & Young LLP
---------------------
Ernst & Young LLP